SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 3, 2000



                              EDISON INTERNATIONAL
             (Exact name of registrant as specified in its charter)



           CALIFORNIA                  001-9936                 95-4137452
 (State or other jurisdiction of   (Commission file          (I.R.S. employer
 incorporation or organization)         number)             identification no.)



                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)

                                  626-302-2222
              (Registrant's telephone number, including area code)

Items 1 through 4, 6, 8 and 9 are not included because they are inapplicable.

Item 5.  Other Events

On November 3, 2000, Edison International agreed to sell $350,000,000 aggregate principal amount of its Floating Rate Notes due 2001 ("Notes"). For further information concerning the Notes, refer to the exhibits furnished with this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

Exhibit
Number                              Description
-------                             -----------

1    Underwriting Agreement dated November 3, 2000

4.1  Form of Supplemental Indenture No. 3 dated November 8, 2000

4.2  Form of Floating Rate Note Due 2001 (Exhibit A to Exhibit 4.1)

5    Opinion of Counsel

12   Statement re Computation of Ratio of Earnings to Fixed Charges

23   Consent of Gibson, Dunn & Crutcher LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              EDISON INTERNATIONAL
                                                       (Registrant)



                                                MARY C. SIMPSON
                                     -------------------------------------------
                                                MARY C. SIMPSON
                                              Assistant Treasurer

November 8, 2000